HIGHLAND RESOLUTE FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

January 31, 2022 (Unaudited)

Description	Shares	Value (Note 2)
OPEN-END MUTUAL FUNDS (68.82%)
Direxion Monthly NASDAQ 100 Bull 2x Fund(a)	86,307	$5,675,862
Parametric Volatility Risk Premium - Defensive Fund	3,262,080	45,669,120
PIMCO Income Fund, Institutional Class	1,258,713	14,827,642
PIMCO Short-Term Fund, Institutional Class	2,425,160	23,669,566
Rydex S&P 500 2x Strategy Fund(a)	22,633	5,513,443
Vanguard Institutional Index Fund, Institutional Class	126,078	48,511,124
		143,866,757

TOTAL OPEN-END MUTUAL FUNDS
(Cost 130,742,776)		143,866,757

Description	Shares	Value (Note 2)
Short-Term Investments (9.97%)
MONEY MARKET FUNDS (9.97%)
First American Government Obligations Fund, Class X, 7-day yield, 0.040%	20,841,457	20,841,457

TOTAL SHORT-TERM INVESTMENTS
(Cost $20,841,457)		20,841,457

TOTAL INVESTMENTS (78.79%)
(Cost $151,584,233)		$164,708,214

SEGREGATED CASH WITH BROKERS (21.43%)(b)		44,790,000

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.22%)		(456,797)
NET ASSETS (100.00%)		$209,041,417

(a)	Non-income producing security.
(b)	Includes cash which is being held as collateral for total return swap contracts.

TOTAL RETURN SWAP CONTRACTS*

Counterparty	Reference Obligation	Notional Amount	Value	Rate Paid by the Fund	Reference Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	Dalton Melchior Segregated Portfolio(a)	$34,263,623	$34,285,498	95 bps	N/A	03/20/2023	$21,875
Morgan Stanley	Typhon Argos Capital(b)	25,848,010	25,816,538	85 bps	N/A	09/08/2025	(31,472)
Morgan Stanley	WABR(c)	30,637,742	30,630,264	05 bps	N/A	06/30/2022	(7,478)
		$90,749,375	$90,732,300				$(17,075)

*	For the long positions, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligation plus the rate paid by the Fund. For short positions, the Fund receives payments based on any negative return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any positive return of such Reference Obligation plus the rate paid by the Fund. Payments are made monthly.
(a)	Dalton Melchior Segregated Portfolio is a global equity long/short strategy that uses a long-biased strategy that is focused on cyclical sectors. The strategy has a net exposure that ranges between 50% and 80%, and long exposure varies between 80% and 100%. The strategy is comprised of large cap stocks listed on exchanges of developed and emerging market countries.
(b)	Typhon Argos is a discretionary multi-manager futures strategy with a bias to relative value strategies and commodity focused teams. The manager utilizes seven sub-strategies including four physical commodities specialists across metals, energy, livestock, and grain categories. The remaining strategies trade multiple commodity or financial futures with various quantitative mean reverting or trend following approaches. No single sub-strategy makes up more than 25% of the total portfolio.
(c)	WABR incorporates an absolute return oriented approach within a risk parity framework. Active absolute return strategies include fundamental long/short equity, credit relative value, discretionary macro, and equity market neutral strategies. The strategy also maintains a passive risk weighted allocation to equities and fixed income, but each of the three allocations is equally risk weighted subject to a 40% limit on the absolute return allocation. Gross equity long exposure will typically be 140% or less, and net equity exposure will vary between 5% and 35%.

Common Abbreviations:

ETF - Exchange Traded Fund.

EURIBOR - Euro Interbank Offered Rate.

LIBOR - London Interbank Offered Rate.

PIMCO - Pacific Investment Management Company.

REIT - Real Estate Investment Trust

S&P - Standard & Poor's.

SPDR - Standard & Poor's Depositary Receipt.

Currency Abbreviations:

EUR - Euro

See notes to Consolidated Quarterly Schedule of Investments.

WABR

Description	Contracts/Shares	Notional Value	Value	Percentage of Value	Counterparty
LONG SECURITIES

COMMON STOCKS
Acadia Realty REIT	4,883		$96,630	0.32%
Activision Blizzard	975		77,047	0.25%
Agree Realty REIT	1,358		88,799	0.29%
Cerner	1,267		115,515	0.38%
Chipotle Mexican Grill	58		86,517	0.28%
Coca Cola Europacific Partners	1,288		73,633	0.24%
Commscope Holding	8,931		83,859	0.27%
Comscore Inc	24,979		75,687	0.25%
Cyrusone REIT	1,712		153,799	0.50%
Equity Residential REIT	911		80,847	0.26%
Federal REIT	776		98,877	0.32%
Healthcare Trust of America Class A REIT	2,472		80,448	0.26%
Huntington Bancshares	4,805		72,358	0.24%
IHS Markit	1,207		141,006	0.46%
Micron Technology	938		77,156	0.25%
Microsoft	637		198,022	0.65%
National Storage Affilates	1,258		77,459	0.25%
Netstreit	5,110		115,476	0.38%
Nuance Communications	1,831		101,143	0.33%
Qualcomm	822		144,542	0.47%
SVB Financial Group	159		92,877	0.30%
Ventas REIT	1,820		96,503	0.32%
Xilinx	1,181		228,616	0.75%
Zynga Class A	12,427		112,710	0.37%
COMMON STOCKS Total			2,569,526	8.39%

EQUITY SWAPS
ISHARES IBOXX HIGH YIELD BOND ETF (HYG.P)	59,110	5,006,629	-139,944	-0.46%	Morgan Stanley & Co. LLC
ISHARES IBOXX INVESTMENT GRADE ETF (ASE) C	38,945	4,975,609	-189,806	-0.62%	Morgan Stanley & Co. LLC
EQUITY SWAPS Total			-329,750	-1.08%

INTEREST RATE FUTURE CONTRACTS
10 YR US GOVT TREASURY NOTE Mar-22	39	(89,554)	5,023,136	-0.29%	Morgan Stanley & Co. LLC
ULTRA LONG TERM US TREASURY BOND Mar-22	23	(224,950)	4,435,257	-0.73%	Morgan Stanley & Co. LLC
INTEREST RATE FUTURE CONTRACTS Total			9,458,393	-1.03%

INDEX FUTURE CONTRACTS
E-MINI RUSSELL 2000 INDEX Mar-22	20	(142,351)	2,038,523	-0.46%	Morgan Stanley & Co. LLC
E-MINI S&P 500 STOCK INDEX Mar-22	28	(196,165)	6,413,499	-0.64%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total			8,452,022	-1.11%

TOTAL LONG			20,150,191

SECURITIES SOLD SHORT

COMMON STOCKS
3M	(562)		$(93,364)	-0.30%
Advanced Micro Devices	(1,920)		(219,396)	-0.72%
Brixmore Property Group REIT	(3,850)		(97,645)	-0.32%
Extra Space Storage REIT	(394)		(78,075)	-0.25%
Healthcare Real REIT	(2,459)		(76,292)	-0.25%
Invesco QQQ Trust ETF	(544)		(197,369)	-0.64%
Ishares Expanded Tech ETF	(362)		(128,535)	-0.42%
Ishares Russell 2000 ETF	(1,333)		(268,212)	-0.88%
Ishares US Technology ETF	(1,175)		(123,723)	-0.40%
Prologis REIT	(610)		(95,634)	-0.31%
Realty Income REIT	(1,023)		(70,998)	-0.23%
Regency Centers REIT	(2,103)		(150,925)	-0.49%
S&P Global	(343)		(142,479)	-0.47%
SL Green Realty REIT	(1,309)		(94,915)	-0.31%
SPDR Fund Consumer Staples ETF	(2,092)		(158,906)	-0.52%
SPDR S&P 500 ETF	(875)		(393,720)	-1.29%
Truist Financial	(1,157)		(72,687)	-0.24%
UDR REIT	(1,519)		(86,358)	-0.28%
Vaneck Vectors Semiconductor ETF	(793)		(218,501)	-0.71%
Vanguard Real Estate ETF	(1,469)		(156,043)	-0.51%
COMMON STOCKS Total			(2,923,777)	-9.55%

TOTAL SHORT			(2,923,777)

REMAINING SECURITIES AND CASH			13,403,850
Grand Total			30,630,264

DALTON MELCHOIR SEGREGATED PORTFOLIO

Description	Contracts/Shares	Notional Value	Value	Percentage of Value	Counterparty	Floating Rate/Fixed Rate Amount Paid by Fund	Reference Rate	Termination Date	Unrealized Gain (Loss)
LONG SECURITIES

EQUITY SWAPS
Applus Services SA		$647,674	$609,232	1.78%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/28/23	$38,442
Arjo AB - B Share		261,119	286,768	0.84%	Morgan Stanley & Co. LLC	55 bps + 1M STIBO	-11 bps	09/09/22	-25,648
Asr Nederland NV		891,902	1,109,893	3.24%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/28/23	-217,991
Bankinter SA		272,753	324,245	0.95%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/28/23	-51,492
Befesa SA		581,376	599,574	1.75%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/27/23	-18,198
Breedon Group PLC		641,618	513,569	1.50%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	20 bps	03/28/23	128,049
Cie Financiere Richemo-A Reg		503,484	561,725	1.64%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-71 bps	03/28/23	-58,241
Corticeira Amorim SA		839,123	809,088	2.36%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/28/23	30,035
CRH PLC		450,213	492,991	1.44%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/28/23	-42,778
Daetwyler Holding AG-BR		604,625	668,990	1.95%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-71 bps	03/28/23	-64,365
Erste Group Bank AG		502,827	623,771	1.82%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/28/23	-120,944
Ferguson PLC		638,937	696,548	2.03%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	20 bps	03/28/23	-57,612
Fluidra SA		1,033,488	898,290	2.62%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/28/23	135,198
Games Workshop Group PLC		1,170,949	945,032	2.76%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	20 bps	03/28/23	225,917
Grafton Group PLC-UTS		1,068,687	1,024,970	2.99%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	20 bps	03/28/23	43,717
Howden Joinery Group PLC		1,006,547	980,033	2.86%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	20 bps	03/28/23	26,514
Inficon Holding AG-Reg		571,680	591,441	1.73%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-71 bps	03/28/23	-19,761
Inmobiliaria Colonial Socimi		989,616	930,208	2.71%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/28/23	59,409
Intermediate Capital Group		308,865	276,738	0.81%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	20 bps	03/28/23	32,127
Jet2 PLC		734,141	864,756	2.52%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	20 bps	03/28/23	-130,614
Johnson Service Group PLC		325,239	355,158	1.04%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	20 bps	03/28/23	-29,919
Laboratorios Farmaceuticos R		741,460	899,769	2.62%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/28/23	-158,309
Lonza Group AG-Reg		706,759	663,339	1.93%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-71 bps	03/28/23	43,420
Lotus Bakeries		653,190	728,637	2.13%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/28/23	-75,447
Merck Kgaa		690,612	838,458	2.45%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/27/23	-147,846
Musti Group Oy		1,011,985	842,569	2.46%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/28/23	169,416
Nestle SA-Reg		1,108,155	1,131,790	3.30%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-71 bps	03/28/23	-23,635
Nordea Bank ABP		498,804	517,691	1.51%	Morgan Stanley & Co. LLC	55 bps + 1M STIBO	-11 bps	09/09/22	-18,887
Piaggio & C. S.P.A		368,950	314,686	0.92%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/28/23	54,264
Reckitt Benckiser Group PLC		599,053	565,981	1.65%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	20 bps	03/28/23	33,072
Renishaw PLC		504,750	489,692	1.43%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	20 bps	03/28/23	15,058
Robertet SA		910,844	811,538	2.37%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/28/23	99,306
Roche Holding Ag-Genusschein		1,163,649	1,201,105	3.50%	Morgan Stanley & Co. LLC	49 bps + 1D SARON	-71 bps	03/28/23	-37,456
Sanoma Oyj		721,013	662,217	1.93%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/28/23	58,796
Sbanken ASA		570,244	510,291	1.49%	Morgan Stanley & Co. LLC	55 bps + 1M NIBOR	86 bps	05/03/23	59,953
Scout24 SE		1,451,181	1,332,602	3.89%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/27/23	118,579
Thule Group AB/The		489,355	577,334	1.68%	Morgan Stanley & Co. LLC	55 bps + 1M STIBO	-11 bps	09/09/22	-87,979
Vivendi		1,338,005	1,397,706	4.08%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/28/23	-59,701
Volution Group PLC		350,057	408,945	1.19%	Morgan Stanley & Co. LLC	59 bps + 1D SONIA	20 bps	03/28/23	-58,888
Vonovia SE		938,399	956,750	2.79%	Morgan Stanley & Co. LLC	55 bps + 1M EURIB	-59 bps	03/27/23	-18,351
EQUITY SWAPS Total		28,861,330	29,014,119	84.63%

TOTAL LONG			29,014,119

SECURITIES SOLD SHORT

EQUITY SWAPS
Aixtron SE SE		$(572,652)	$(494,938)	-1.44%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	-49 bps	03/27/23	-77,714
Alstrom		-630,953	-554,852	-1.62%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	-49 bps	03/28/23	-76,101
DJS Mid 200 PR		-4,645,507	-4,559,388	-13.30%	Morgan Stanley & Co. LLC	1D EONIA -44 bps	-49 bps	07/29/22	-86,119
Electrolux AB-SER B		-341,879	-359,633	-1.05%	Morgan Stanley & Co. LLC	1W STIBO -50 bps	-7 bps	09/09/22	17,753
FTSE 250 Index		-607,529	-587,882	-1.71%	Morgan Stanley & Co. LLC	1D SONIA-50 bps	20 bps	11/21/22	-19,647
Gerresheimer AG		-593,876	-562,813	-1.64%	Morgan Stanley & Co. LLC	1D EONIA -40 bps	-49 bps	03/27/23	-31,062
Learning Technologies Group		-679,395	-597,351	-1.74%	Morgan Stanley & Co. LLC	1D SONIA -35 bps	20 bps	03/28/23	-82,044
Stadler Rail AG		-609,420	-669,722	-1.95%	Morgan Stanley & Co. LLC	1D SARON -800 bps	-71 bps	03/28/23	60,302
Stoxx-DJ Small 200 Price		-5,513,988	-5,341,857	-15.58%	Morgan Stanley & Co. LLC	1D EONIA -50 bps	-49 bps	07/29/22	-172,131
EQUITY SWAPS Total		-14,195,199	-13,728,435	-40.04%

INDEX FUTURE CONTRACTS
EURO STOXX 50 MAR22	-183		92,993	0.27%	Morgan Stanley & Co. LLC
INDEX FUTURE CONTRACTS Total			92,993	0.27%

TOTAL SHORT			-13,635,442

REMAINING SECURITIES AND CASH			18,906,821
Grand Total			34,285,498

TYPHON ARGOS CAPITAL

Description	Contracts/Shares	Notional Value	EXPIRATION DATE	Value	Percentage of Value	Counterparty
LONG SECURITIES

COMMODITY FUTURE CONTRACTS
CRUDE OIL	28	2,163,894	November 2022	28,506	0.11%	Morgan Stanley & Co. LLC
CRUDE OIL	28	2,120,160	November 2022	72,240	0.28%	Morgan Stanley & Co. LLC
CRUDE OIL	28	2,156,357	November 2022	36,043	0.14%	Morgan Stanley & Co. LLC
HI GR. COPPER	17	1,891,463	April 2022	(52,700)	0.04%	Morgan Stanley & Co. LLC
HI GR. COPPER	17	1,919,300	March 2022	(81,388)	2.02%	Morgan Stanley & Co. LLC
HI GR. COPPER	17	1,845,138	April 2022	(6,375)	0.06%	Morgan Stanley & Co. LLC
CRUDE OIL	28	2,177,602	November 2022	14,798	2.11%	Morgan Stanley & Co. LLC
HI GR. COPPER	17	1,841,165	April 2022	(2,403)	0.00%	Morgan Stanley & Co. LLC
COMMODITY FUTURE CONTRACTS Total				8,721	4.76%

OPTIONS
LEAN HOGS	80	34,998	June 2022	91,200	0.35%	Morgan Stanley & Co. LLC
LEAN HOGS	80	34,400	June 2022	91,200	0.35%	Morgan Stanley & Co. LLC
CRUDE OIL	28	44,800	February 2022	10,640	0.04%	Morgan Stanley & Co. LLC
LIVE CATTLE	80	68,800	April 2022	142,400	0.55%	Morgan Stanley & Co. LLC
CRUDE OIL	28	95,480	February 2022	123,760	0.48%	Morgan Stanley & Co. LLC
LEAN HOGS	80	56,000	June 2022	62,400	0.24%	Morgan Stanley & Co. LLC
OPTIONS Total				521,600	2.02%

INDEX FUTURES	65	1,931,376	March 2022	6,274	0.02%	Morgan Stanley & Co. LLC
MICRO E-MINI NASDAQ-100 IN	78	1,747,814	March 2022	8,844	0.03%	Morgan Stanley & Co. LLC
MICRO EMINI S&P 500				15,118	0.06%

TOTAL LONG				545,439	6.84%

SECURITIES SOLD SHORT

COMMODITY FUTURE CONTRACTS
COMMODITIES
HI GR. COPPER	(4)	(442,940)	April 2022	10,290	0.04%	Morgan Stanley & Co. LLC
HI GR. COPPER	(13)	(1,446,488)	April 2022	40,375	0.16%	Morgan Stanley & Co. LLC
HI GR. COPPER	(17)	(1,870,033)	April 2022	31,270	-0.04%	Morgan Stanley & Co. LLC
CRUDE OIL	(56)	(4,790,240)	March 2022	(53,200)	-0.33%	Morgan Stanley & Co. LLC
CRUDE OIL	(28)	(2,399,880)	March 2022	(21,840)	-0.04%	Morgan Stanley & Co. LLC
HI GR. COPPER	(17)	(1,844,713)	July 2022	7,013	-0.22%	Morgan Stanley & Co. LLC
LEAN HOGS	(80)	(32,000)	June 2022	(36,000)	0.22%	Morgan Stanley & Co. LLC
CRUDE OIL	(28)	(2,392,170)	March 2022	(29,550)	-0.19%	Morgan Stanley & Co. LLC
HI GR. COPPER	(17)	(1,839,890)	June 2022	1,978	-0.27%	Morgan Stanley & Co. LLC
COMMODITY FUTURE CONTRACTS Total				(49,664)	-0.69%

OPTIONS
CRUDE OIL	(28)	(65,800)	February 2022	(11,480)	-0.04%	Morgan Stanley & Co. LLC
CRUDE OIL	(28)	(101,640)	May 2022	(85,680)	-0.33%	Morgan Stanley & Co. LLC
CRUDE OIL	(28)	(29,120)	February 2022	(11,480)	-0.04%	Morgan Stanley & Co. LLC
LIVE CATTLE	(80)	(23,200)	April 2022	(56,800)	-0.22%	Morgan Stanley & Co. LLC
CRUDE OIL	(56)	(61,303)	February 2022	56,560	0.22%	Morgan Stanley & Co. LLC
CRUDE OIL	(28)	(66,080)	February 2022	(49,560)	-0.19%	Morgan Stanley & Co. LLC
CRUDE OIL	(28)	(67,480)	May 2022	(69,160)	-0.27%	Morgan Stanley & Co. LLC
OPTIONS Total				(227,600)	-0.88%

FINANCIAL FUTURES
US 10 YR NOTES	(13)	(1,664,065)	March 2022	609	0.00%	Morgan Stanley & Co. LLC

TOTAL SHORT				-276,655	-1.56%

REMAINING SECURITIES AND CASH				25,547,754
Grand Total				25,816,538

Highland Resolute Fund

Notes to Consolidated Quarterly Schedule of Investments

January 31, 2022 (Unaudited)

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Highland Resolute Fund (the “Fund”). Effective August 31, 2017, the Fund changed its name from Redmont Resolute Fund. The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets. The Fund offers Class I shares.

Basis of Consolidation: Highland Resolute Cayman (the “Subsidiary”), a Cayman Islands exempted company, is a wholly owned subsidiary of the Fund. The Subsidiary’s investment objective is designed to enhance the ability of the Fund to obtain exposure to equities, financial, currency and commodities markets consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is subject to substantially the same investment policies and investment restrictions as the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Federal Income Taxes”. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to wholly own and vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, all assets and liabilities, income and expenses of the Subsidiary are consolidated in the Schedule of investments. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of January 31, 2022, net assets of the Fund were $209,041,417, of which $20,912,468, or 9.70%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. The Fund and the Subsidiary are "commodity pools" under the U.S. Commodity Exchange Act, and Highland Associates, Inc. (the "Adviser") is a "commodity pool operator" registered with and regulated by the Commodities Futures Trading Commission (CFTC).

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying Consolidated Schedule of Investments were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the Consolidated Schedule of Investments in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the Consolidated Schedule of Investments. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASU) Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund and Subsidiary in preparation of the Consolidated Schedule of Investments.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day. Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board of Trustees (the “Board”), which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers–dealers that make a market in the security. Municipal securities having a remaining maturity of greater than 60 days are typically valued at the evaluated bid price formulated by an independent pricing service. Corporate Bonds, U.S. Government & Agency, and U.S. Treasury Bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the mean between the bid and asked prices as of the close of business of that market.

Highland Resolute Fund

Notes to Consolidated Quarterly Schedule of Investments

January 31, 2022 (Unaudited)

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferrable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market moves with respect to a particular commodity. Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or one or more dealers that make markets in such securities. When an available price is not obtainable, the last traded price is utilized to value the swap contracts, or price is provided by the swap provider or prime broker. Options contracts listed for trading on a securities exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale at the mean of the last bid and asked price.

Forward currency exchange contracts have a fair value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Highland Resolute Fund

Notes to Consolidated Quarterly Schedule of Investments

January 31, 2022 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2022:

Highland Resolute Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Open-End Mutual Funds	$143,866,757	$–	$–	$143,866,757
Short-Term Investments
Money Market Fund	20,841,457	–	–	20,841,457
Total	$164,708,214	$–	$–	$164,708,214

Other Financial Instruments**
Assets:
Total Return Swap Contracts	$–	$21,875	$–	$21,875
Liabilities:
Total Return Swap Contracts	–	(38,950)	–	(38,950)
Total	$–	$(17,075)	$–	$(17,075)

*	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.
**	Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The Total Return Swap Contracts and Futures Contracts shown in the table are reported at their unrealized appreciation/(depreciation) at the measurement date, which represents the change in the contract’s value from trade date.

For the nine months ended January 31, 2022, the Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

Federal Income Taxes: The Fund complies with the requirements under the Code, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the nine months ended January 31, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. For tax purposes, the Subsidiary is an exempt Cayman Islands investment company and has received an undertaking from the Government of the Cayman Island exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation ("CFC") and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of the CFC, to the extent of its earnings and profits, will be included each year in the Fund's taxable income.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund.

Short Sales: The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Highland Resolute Fund

Notes to Consolidated Quarterly Schedule of Investments

January 31, 2022 (Unaudited)

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets determined to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Epidemic and Pandemic Risk: Certain countries have been susceptible to epidemics, most recently COVID-19, which has been designated as a pandemic by world health authorities. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally (including in the countries in which we invest), and thereby could adversely affect the performance of our investments. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to us and the performance of our investments.

Libor Risk: In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds' transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Funds or the Funds' investments cannot yet be determined.

3. DERIVATIVE INSTRUMENTS

Swap Contracts: The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the Fund primarily enters into swap transactions for the purpose of increasing total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices, or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract. Swap agreements held at January 31, 2022 are disclosed in the Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the Consolidated Schedule of investments.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Highland Resolute Fund

Notes to Consolidated Quarterly Schedule of Investments

January 31, 2022 (Unaudited)

Futures: The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.